UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 30, 2015

COMM 2015-LC23 Mortgage Trust
(Exact name of issuing entity)

Deutsche Mortgage & Asset Receiving Corporation
(Exact name of registrant as specified in its charter)

German American Capital Corporation
Ladder Capital Finance LLC
Cantor Commercial Real Estate Lending, L.P.
Jefferies LoanCore LLC
(Exact names of sponsors as specified in their charters)

Delaware	333-193376-25	04-3310019
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Wall Street	New York, New York	10005
(Address of Principal Executive Offices		(Zip Code)

Registrant's telephone number, including area code:   (212) 250-2500

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 17, 2015, a series of mortgage pass-through certificates, entitled COMM 2015-LC23 Mortgage Trust Commercial Mortgage Pass-Through Certificates (the “Certificates”), was issued by COMM 2015-LC23 Mortgage Trust, a New York common law trust (the “Issuing Entity”), pursuant to the Pooling and Servicing Agreement, dated as of November 1, 2015 (the “Pooling and Servicing Agreement”), between Deutsche Mortgage & Asset Receiving Corporation (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor.

The Mortgage Loan identified as “32 Avenue of the Americas” on Exhibit B to the Pooling and Servicing Agreement (the “32 Avenue of the Americas Mortgage Loan”), which is an asset of the Issuing Entity, is part of a pari passu loan combination (the “32 Avenue of the Americas Loan Combination”) that includes the 32 Avenue of the Americas Mortgage Loan and four other pari passu loans, which are not assets of the Issuing Entity (each, a “32 Avenue of the Americas Pari Passu Companion Loan”). The Pooling and Servicing Agreement provides that the 32 Avenue of the Americas Loan Combination is to be serviced and administered (i) until the securitization of the 32 Avenue of the Americas Pari Passu Companion Loan designated as Note A-1 (the “32 Avenue of the Americas Note A-1 Pari Passu Companion Loan”), under the Pooling and Servicing Agreement, and (ii) from and after the securitization of the 32 Avenue of the Americas Note A-1 Pari Passu Companion Loan, under the pooling and servicing agreement entered into in connection with that securitization.

On November 30, 2015, the 32 Avenue of the Americas Note A-1 Pari Passu Companion Loan was securitized pursuant to the JPMBB Commercial Mortgage Securities Trust 2015-C33 securitization transaction. As of such date, the 32 Avenue of the Americas Loan Combination, including the 32 Avenue of the Americas Mortgage Loan, is being serviced and administered under the Pooling and Servicing Agreement, dated as of November 1, 2015 (the “JPMBB 2015-C33 Pooling and Servicing Agreement”), between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Pentalpha Surveillance LLC, as trust advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator. The JPMBB 2015-C33 Pooling and Servicing Agreement is attached hereto as Exhibit 99.1.

The terms and conditions of the JPMBB 2015-C33 Pooling and Servicing Agreement applicable to the servicing of the 32 Avenue of the Americas Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement; however, the special servicing arrangements under the JPMBB 2015-C33 Pooling and Servicing Agreement differ in certain respects. For example, (i) the special servicing fee rate payable with respect to the 32 Avenue of the Americas Mortgage Loan to Torchlight Loan Services, LLC under the JPMBB 2015-C33 Pooling and Servicing Agreement is 0.25% per annum, however, under the JPMBB 2015-C33 Pooling and Servicing Agreement, Torchlight Loan Services, LLC will be entitled to a minimum monthly special servicing fee of $3,500 in respect of specially serviced mortgage loans, (ii) the work out fees payable with respect to the 32 Avenue of the Americas Mortgage Loan is 1.0% per annum and the workout fee with respect to each mortgage loan will be no less than $25,000, however the workout fee under the JPMBB 2015-C33 Pooling and Servicing Agreement does not have a maximum cap amount of $1,000,000 and (iii) the liquidation fee rate payable with respect to the 32 Avenue of the Americas Mortgage Loan is 1.0% per annum and the liquidation fee with respect to each mortgage loan will be no less than $25,000, however the liquidation fee under the JPMBB 2015-C33 Pooling and Servicing Agreement does not have a maximum cap amount of $1,000,000. In addition, prior to a control event as described under the JPMBB 2015-C33 Pooling and Servicing Agreement, the directing certicateholder under the JPMBB 2015-C33 Pooling and Servicing Agreement may at any time, with or without cause, remove the special servicer under the JPMBB 2015-C33 Pooling and Servicing Agreement and appoint a successor special servicer, subject to any requirements under the JPMBB 2015-C33 Pooling and Servicing Agreement.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits:
99.1	Pooling and Servicing Agreement, dated as of November 1, 2015, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Pentalpha Surveillance LLC, as trust advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deutsche Mortgage & Asset Receiving Corporation

By:/s/ Matt Smith
Name: Matt Smith
Title: Director

By:/s/ Natalie Grainger
Name: Natalie Grainger
Title: Director

Date: December 4, 2015

EXHIBIT INDEX

Exhibit Number	Description
99.1	Pooling and Servicing Agreement, dated as of November 1, 2015, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Pentalpha Surveillance LLC, as trust advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator.